SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549
                             ----------------------------

                                     FORM 8-K

                                    CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 24, 2003
                                                         (February 24, 2003)

                                 Arch Coal, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                       1-13105                 43-0921172
(State or other jurisdiction      (Commission File Number) (I.R.S. Employer
    of incorporation)                                       Identification No.)


           One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (314) 994-2700














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Item 5. Other  Events.

     On February 24, 2003, Arch Coal, Inc. (the "Company"), announced via press release the election of Thomas A. Lockhart as a Director of the Company. A copy of the Company's press release is attached hereto and incorporated herein by reference in its entirety.


Item 7.  Financial Statements and Exhibits.

       (c) The following Exhibit is filed with this Current Report on Form 8-K:

          Exhibit No.               Description
            99                      Press Release dated as of February 24, 2003




























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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 24, 2003                     ARCH COAL, INC.



                                             By:/s/Janet L. Horgan
                                                Janet L. Horgan
                                                Assistant General Counsel and
                                                  Assistant Secretary































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



                                 EXHIBIT INDEX


Exhibit No.              Description
99                      Press Release dated as of February 24, 2003





































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

                                                                      Exhibit 99
News from
Arch Coal, Inc.
                                                        FOR FURTHER INFORMATION:

                                                         Kim Link (314) 994-2936


                                                           FOR IMMEDIATE RELEASE
                                                       Monday, February 24, 2003



             Arch Coal Names Thomas Lockhart to Board of Directors

     ST. LOUIS/ Feb. 24 - Arch Coal, Inc. (NYSE: ACI) today announced Thomas A. Lockhart, 67, has been elected to its board of directors effective immediately. Mr. Lockhart will serve on the board's finance and personnel and compensation committees.

     "I'm pleased Tom Lockhart has joined our board of  directors,"  said Steven
F. Leer, Arch Coal's president and chief executive officer. "Tom's wealth of knowledge regarding western energy markets will prove especially helpful in shaping our company's strategies going forward."

     Mr. Lockhart currently is a member of the Wyoming State House of Representatives where he serves on the Revenue and Education Committees. He also serves on the Board of Directors for the University of Wyoming's Institute of Environment and Natural Resources.

     Previously, Mr. Lockhart spent 31 years with PacifiCorp, one of the West's largest electric utilities. Prior to his retirement in 1998, he was responsible for helping negotiate the merger of Pacific Power with Utah Power and served as vice president of power systems for PacifiCorp's electric operations in Portland, Ore.

     Mr. Lockhart holds a bachelor of science degree in electrical engineering from the University of Wyoming and an M.B.A. from Portland State University. He was inducted into the University of Wyoming College of Engineering Hall of Fame in 2002.

     Arch Coal is the nation's second largest coal producer and mines low-sulfur coal exclusively. Through its subsidiary operations in West Virginia, Kentucky, Virginia, Wyoming, Colorado and Utah, Arch provides the fuel for approximately 6 percent of the electricity generated in the United States.